UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2008

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

British Columbia, Canada	0-29248	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events.

As a Canadian company, we are a foreign private issuer in the United States and are exempt from the requirements of Section 14(a), 14(b), 14(c) and 14(d) of the Securities Exchange Act of 1934, as provided by Rule 3a12-3 promulgated by the Securities and Exchange Commission.  Instead, we are required to follow the proxy rules imposed by the securities laws of Canada.  We are attaching to this Form 8-K a copy of our shareholder meeting materials, consisting of our proxy statement and information circular.

Item 9.01                                Financial Statements and Exhibits.

(c)                 Exhibits.

Exhibit Number                        Description

3.1	Proxy statement and information circular

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: February 20, 2008                                                                   By:       /s/ Jeff Finkelstein
                              Jeff Finkelstein
                              Chief Financial Officer